Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


                  We  consent  to  the   incorporation   by   reference  in  the
Registration Statement on Form S-3 of VIMRx Pharmaceuticals Inc. and subsidiaries (the "Company") of our report dated March 14, 1997 relating to the consolidated balance sheets of the Company as of December 31, 1996 and December 31, 1995 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996 and the amounts for such years included in the period December 30, 1986 (inception) to December 31, 1996, included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts" in the prospectus.



RICHARD A. EISNER & COMPANY, LLP


New York, New York
April 15, 1997

                                  Exhibit Index
                                                                          Page
2.2a           -     Copy of Agreement dated November 21, 1996 (the
                     "Aries Agreement") by and among the Registrant
                     and The Aries Domestic Fund, L.P...............       (1)
2.2b           -     Copy of Amendment to the Aries Agreement dated
                     December 23, 1996 by and among the Registrant
                     and the Aries Fund and The Aries Domestic Fund
                     , L.P..........................................       (1)
2.3            -     Copy of Agreement dated November 21, 1996 by and
                     between the Registrant and Innovir Laboratories,
                     Inc............................................       (1)
4.4            -     Copy of Warrant Agreement dated June 17, 1996
                     between the Registrant and American Stock Transfer
                     & Trust Company................................
5.1            -     Opinion of Epstein Becker & Green, P.C., as to
                     legality.......................................
10.3           -     Copy of Registrant's Amended and Restated 1990
                     Incentive and Non-Incentive Stock Option Plan,
                     as amended   through February 22, 1997.........       (2)
10.9           -     Copy of Employment letter agreement dated June
                     21, 1994 between Registrant an Alfonso J. Tobia.      (3)
10.11          -     Copy of Registrant's 1995 Outside Directors Stock
                     Option Plan...................................        (4)
10.12          -     Copy of letter agreement dated August 7, 1995
                     between Registrant and Lindsay A. Rosenwald, M.D..    (4)
10.13          -     Copy of Stock Option Agreement dated August 7,
                     1995 between Registrant and Lindsay A. Rosenwald
                     , M.D.............................................    (4)
10.14          -     Copy of Consulting and Stock Option Agreement
                     dated November 17, 1995 between registrant and
                     Eric A. Rose, M.D................................     (4)
10.15          -     Copy of Stock Option Agreement dated November 17,
                     1995 between Registrant and Donald G. Drapkin.....    (4)
10.16          -     Copy of Registrant's 1996 Non-Employee Director
                     Restricted Stock Award Plan......................     (4)
10.17          -     Copy of Registration Rights Agreement dated
                     December 23, 1996, between Registrant and The
                     Aries Fund and The Aries Domestic Fund, L.P.......    (1)
10.18          -     Copy of Research Agreement dated as of March 7,
                     1997 among the  Registrant, The Trustees of Columbia
                     University in the City of New York and VIMRx Genomics
                     , Inc..............................................   (5)
10.19          -     Copy of Registrant's 1997 Incentive and Non-
                     Incentive Stock Option Plan........................   (2)
10.20          -     Copy of Employment Agreement dated October 30, 1996
                     between the Registrant and Richard L. Dunning......   (2)
10.21          -     Copy of Employment Agreement dated August 26, 1996
                     between the Registrant and David A. Jackson, Ph.D..   (2)
23.1           -     Consent of Epstein Becker & Green, P.C.
                     (included in Exhibit 5.1)
23.2           -     Consent of Richard A. Eisner & Company, LLP
                     (included on page II-6)
24.1           -     Power of Attorney (included on page II-4)

----------

(1) Filed as the same numbered Exhibit to Registrant's Current Report on Form 8-K (Commission File No. 0-19153) filed January 4, 1997 and incorporated herein by reference thereto.

(2) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K (Commission File No. 0-19153) for the year ended December 31, 1996 and incorporated herein by reference thereto.

(3) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 0-19153) and incorporated herein by reference.

(4) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 (Commission File No. 0-19153) and incorporated herein by reference thereto.

(5) Filed as the same numbered Exhibit to Registrant's Current Resort on Form 8-K (Commission File no. 0-19153) filed March 24, 1997.